Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 26, 2003 is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (“Borrower”), each lender whose name is set forth on the signature pages hereof or which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 11.8 of the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and an Arranger, with respect to the following:

A. Borrower, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement dated as of January 14, 2003 (as amended prior to the date hereof, the “Existing Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

B. Borrower has requested amendments to certain financial covenants as well as a one-time seasonal increase in the aggregate Commitments in the amount of $5,000,000 effective from January 15, 2004 to May 15, 2004.

D. The Administrative Agent and the Lenders are willing to grant such requests on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The effectiveness of the provisions in Sections 2, 3, 4 and 5 of this Amendment are subject to the satisfaction of the conditions further described in Section 6 of this Amendment.

2. $5,000,000 Seasonal Increase in Commitments.

(a) Effective as of January 15, 2004, (i) the Commitment of each Lender shall be as reflected on Schedule 1.1 attached to this Amendment and (ii) Schedule 1.1 to the Existing Credit Agreement shall be amended and restated in its entirety as reflected on Schedule 1.1 attached to this Amendment. The Commitment of each Lender reflected on Schedule 1.1 attached to this Amendment shall be reduced by any voluntary or mandatory Commitment reductions occurring after the date hereof. On May 16, 2004, the Commitment of each Lender shall be decreased by such Lender’s Pro Rata Share (as reflected on Schedule 1.1 attached to this Amendment) of $5,000,000 in addition to any other Commitment reductions made pursuant to any other provision of the Credit Agreement.

(b) The definition of “Maximum Revolving Credit Amount” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Revolving Credit Amount” means (a) from the Closing Date through June 16, 2003, $185,000,000, (b) from June 17, 2003 through January 14, 2004, $175,000,000, (c) from January 15, 2004 through May 15, 2004, $180,000,000 and (d) from and after May 16, 2004, $175,000,000; in each case, as reduced by any Commitment reduction hereunder.

3. Current Ratio. The chart in Section 6.12 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio

1st Fiscal Quarter 2003	1.15 to 1.00

2nd Fiscal Quarter 2003	1.30 to 1.00

3rd Fiscal Quarter 2003 to 4th Fiscal Quarter 2003	1.40 to 1.00

1st Fiscal Quarter 2004	1.35 to 1.00

2nd Fiscal Quarter 2004 and thereafter	1.40 to 1.00

4. Leverage Ratio. The chart in Section 6.13 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Fiscal Quarter	Ratio

1st Fiscal Quarter 2003	4.50 to 1.00

2nd Fiscal Quarter 2003 to 4th Fiscal Quarter 2003	3.75 to 1.00

1st Fiscal Quarter 2004	3.90 to 1.00

2nd Fiscal Quarter 2004 to 4th Fiscal Quarter 2004	3.50 to 1.00

1st Fiscal Quarter 2005 to 2nd Fiscal Quarter 2005	3.25 to 1.00

3rd Fiscal Quarter 2005 and thereafter	3.00 to 1.00

5. Fees. In addition to all other amounts payable by Borrower to the Administrative Agent and/or the Lenders, Borrower shall pay on the Amendment Effective Date (as hereinafter defined) to (a) each Lender a non-refundable amendment fee in an amount equal to 0.125% of such Lender’s Commitment (before giving effect to the increases contemplated in Section 2 above) (the “Amendment Fees”) and (b) each Lender increasing such Lender’s Commitment pursuant to Section 2 above a non-refundable upfront fee in an amount equal to

0.25% of the amount of the increase of such Lender’s Commitment as contemplated by Section 2 above (the “Upfront Fees”). The Amendment Fees and Upfront Fees are fully earned, due and payable as of the Amendment Effective Date.

6. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of the amendments, agreements and provisions contained in Sections 2, 3, 4 and 5 above is conditioned upon, and such amendments, agreements and provisions shall not be effective until, each of the following conditions has been satisfied unless any such condition has been waived in writing by all the Lenders (the first date on which all of the following conditions have been satisfied or waived in writing being referred to herein as the “Amendment Effective Date”):

(a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by Borrower, the Administrative Agent, all of the Lenders and the Guarantors.

(b) The Administrative Agent shall have received, on behalf of the Lenders, the Amendment Fees and the Upfront Fees.

(c) The Administrative Agent shall have received, on behalf of the Lenders, a certificate of the Secretary or an Assistant Secretary of Borrower, dated as of the Amendment Effective Date, certifying that attached thereto are true and correct copies of resolutions duly adopted by the board of directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment.

(d) A certificate of a Senior Officer, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying that (i) the representations and warranties set forth in this Amendment and in Article 4 of the Amended Credit Agreement (as defined below) and in the other Loan Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such date) and (ii) no Default or Event of Default has occurred and is continuing as of such date.

(e) The representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the Amendment Effective Date.

7. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, Borrower represents and warrants to the Administrative Agent and each Lender as follows:

(a) Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”).

(b) Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Borrower of this

Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action and do not and will not:

(i) Require any consent or approval not heretofore obtained of any partner, director, stockholder, member, security holder or creditor of Borrower, Parent or any of their collective Subsidiaries;

(ii) Violate or conflict with any provision of any of Borrower’s, Parent’s or any of their collective Subsidiaries’ charter, certificate of incorporation, bylaws, or other organizational documents, as applicable;

(iii) Result in or require the creation or imposition of any Lien (other than pursuant to the Loan Documents) or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrower, Parent or any of their collective Subsidiaries, except where the Lien or Right of Others could not reasonably be expected to have a Material Adverse Effect;

(iv) Constitute a “transfer of an interest” or an “obligation incurred” that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a “fraudulent conveyance,” “fraudulent obligation” or “fraudulent transfer” within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any applicable jurisdiction;

(v) Violate any Requirement of Law applicable to Borrower, Parent or any of their collective Subsidiaries except where the violation could not reasonably be expected to have a Material Adverse Effect; or

(vi) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which any of Borrower, Parent or any of their collective Subsidiaries is a party or by which any of Borrower, Parent or any of their collective Subsidiaries or any of their respective Property is bound or affected except where such breach, default or acceleration under any Contractual Obligation, or any indenture, loan or credit agreement could not reasonably be expected to have a Material Adverse Effect.

(c) Binding Obligations. This Amendment and the Amended Credit Agreement each constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d) Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Borrower of this Amendment.

(e) Representations and Warranties in the Credit Agreement. Borrower confirms that as of the Amendment Effective Date the representations and warranties contained in Article 4 of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects as of such specific date) and that no Default or Event of Default has occurred and is continuing.

8. Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

(a) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by Borrower in all respects.

(b) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

(c) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

9. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

12. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY

TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13. Attorneys’ Fees and Other Costs. Borrower agrees to pay, on demand, all reasonable attorneys’ fees and costs (and allocated costs of attorneys employed by the Administrative Agent ) incurred in connection with the negotiation, documentation and execution of this Amendment.

14. Miscellaneous. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WEST MARINE FINANCE COMPANY, INC., a California corporation

By	/s/ Eric Nelson
Name: Eric Nelson Title: CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By	/s/ Patrick Bishop
Name: Patrick Bishop Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, the Issuing Lender and the Swing Line Lender

By	/s/ Patrick Bishop
Name: Patrick Bishop Title: Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By	/s/ Matt Tanzi
Name: Matt Tanzi Title: Vice President

FLEET RETAIL FINANCE INC., as a Lender

By	/s/ Stephen J. Garvin
Name: Stephen J. Garvin Title: Managing Director

LASALLE BANK, as a Lender

By	/s/ Mark Mital
Name: Mark Mital Title: Vice President

GUARANTY BANK, as a Lender

By	/s/ Scott L. Brewer
Name: Scott L. Brewer Title: Vice President

WASHINGTON MUTUAL BANK, as a Lender

By	/s/ Tony Yee
Name: Tony Yee Title: Assistant Vice President

ALLIED IRISH BANKS PLC, as a Lender

By	/s/ Margaret Brennan
Name: Margaret Brennan Title: Vice President

By	/s/ John Timoney
Name: John Timoney Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ James W. Henken
Name: James W. Henken Title: Vice President

WEST COAST BANK, as a Lender

By	/s/ Timothy B. Johnson
Name: Timothy B. Johnson Title: Vice President

BANK OF THE WEST, as a Lender

By	/s/ Marisa Phan
Name: Marisa Phan Title: Assistant Vice President

BANK LEUMI USA, as a Lender

By	/s/ Boaz Blumovitz
Name: Boaz Blumovitz Title: FVP

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that each Guaranty Agreement, each dated as of January 14, 2003, executed by it in favor of the Administrative Agent and the Lenders remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned and each of the undersigned hereby confirms that the representations and warranties contained in each Guaranty Agreement, each dated as of January 14, 2003, or Guarantee Agreement dated as of January 14, 2003 (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

WEST MARINE, INC., a Delaware corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

WEST MARINE PRODUCTS, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

WEST MARINE PUERTO RICO, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

W MARINE MANAGEMENT COMPANY, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

WEST MARINE LBC, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

WEST MARINE IHC I, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

E&B MARINE INC., a Delaware corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

E & B MARINE LBC, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

2

E & B MARINE IHC I, INC., a California corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

E & B MARINE SUPPLY, INC., a New Jersey corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

E & B MARINE SUPPLY, INC., a Maryland corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

GOLDBERGS’ MARINE DISTRIBUTORS, INC., a Delaware corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

JAMES BLISS & CO., INC., a Massachusetts corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

3

SEA RANGER MARINE INC., a Delaware corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

KRISTA CORPORATION, a Delaware corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

CENTRAL MARINE SUPPLY, INC., a New Jersey corporation

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

WEST MARINE CANADA CORP., a Nova Scotia unlimited liability company

By:	/s/ Eric Nelson

Name:	Eric Nelson
Title:	CFO

4

SCHEDULE 1.1

THE LENDERS

Effective as of January 15, 2004

Name of Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$52,702,702.71	29.2792793%
Union Bank of California, N.A.	$34,054,054.05	18.9189189%
Fleet Retail Finance Inc.	$18,918,918.92	10.5105105%
LaSalle Bank	$17,513,513.51	9.7297297%
Guaranty Bank	$10,405,405.41	5.7807807%
Washington Mutual Bank	$10,405,405.41	5.7807807%
Allied Irish Banks plc	$7,783,783.78	4.3243243%
U.S. Bank National Association	$7,783,783.78	4.3243243%
West Coast Bank	$7,783,783.78	4.3243243%
Bank of the West	$7,783,783.78	4.3243243%
Bank Leumi USA	$4,864,864.86	2.7027027%
Total	$180,000,000	100.00%